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                                                                    Exhibit 99.1


                            EFFICIENT NETWORKS, INC.

                     Unaudited Consolidated Balance Sheets

                        (In thousands, except share data)


                                                                                               June 30,
                                                                             --------------------------------------------
                                 Assets                                                2000                1999
                                                                             --------------------------------------------
                                                                              (unaudited)

Current assets:
     Cash and cash equivalents ................................................     $   174,390      $     3,604

     Short-term investments ...................................................         326,741
     Accounts receivable, net of allowance for doubtful
        accounts of $1,687 and $120 at June 30, 2000 ..........................
        and 1999, respectively ................................................          91,248           10,316
     Other receivables ........................................................          50,034                -
     Inventories ..............................................................          29,759            5,472
     Other assets .............................................................           1,631              241
                                                                                    -----------      -----------

          Total current assets ................................................         673,803           19,633
Furniture and equipment, net ..................................................          21,005            2,285
Other assets, net .............................................................          17,110               29
Intangible assets, net of accumulated amortization of $105,401 at
   June 30, 2000 ..............................................................         843,176                -
                                                                                    -----------      -----------
                                                                                    $ 1,555,094      $    21,947
                                                                                    ===========      ===========
                  Liabilities, Redeemable Convertible
           Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
     Accounts payable .........................................................     $    22,634      $     4,104
     Accrued liabilities ......................................................          41,366            2,230
     Current portion of capital lease obligations .............................             738                -
     Deferred revenue .........................................................           6,338              736
                                                                                    -----------      -----------

          Total current liabilities ...........................................          71,076            7,070
Convertible subordinated notes ................................................         400,000                -
Capital lease obligations, net of current portion .............................           2,069                -
Long-term debt, net of discount ...............................................               -            13,396
                                                                                    -----------      -----------
          Total liabilities ...................................................         473,145           20,466
                                                                                    -----------      -----------
Redeemable convertible preferred stock ........................................               -           40,495
Commitments and contingencies Stockholders' equity (deficit):
     Common stock, par value $.001 per share, 200,000,000
        shares authorized; 55,739,656 and 4,362,221
        shares issued and outstanding in 2000 and 1999, respectively ..........              56                4
     Additional paid-in capital ...............................................       1,275,517           29,777
     Deferred stock option compensation .......................................          (9,989)         (14,606)
     Accumulated deficit ......................................................        (184,635)         (54,189)
     Accumulated other comprehensive income
                                                                                          1,000                -
                                                                                    -----------      -----------
          Total stockholders' equity (deficit) ................................       1,081,949          (39,014)
                                                                                    -----------      -----------
                                                                                    $ 1,555,094      $    21,947
                                                                                    ===========      ===========

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                            EFFICIENT NETWORKS, INC.
                Unaudited Consolidated Statements of Operations
                      (In thousands, except per share data)


                                                                        Three Months Ended               Year Ended
                                                                             June 30,                      June 30,
                                                                     ------------------------      ------------------------
                                                                        2000           1999          2000            1999
                                                                     ---------      ---------      ---------      ---------
                                                                     (unaudited)    (unaudited)   (unaudited)

Net revenues .....................................................   $ 101,859      $   7,689      $ 202,203      $  14,828

Cost of revenues .................................................      74,664          7,645        156,682         14,344
                                                                     ---------      ---------      ---------      ---------


          Gross profit ...........................................      27,195             44         45,521            484
                                                                     ---------      ---------      ---------      ---------

Operating expenses:
     Sales and marketing .........................................      18,157          2,277         35,433          6,133
     Research and development ....................................       8,909          2,201         24,973          7,747
     General and administrative ..................................       4,058            759          9,383          1,993
     Stock option compensation ...................................       1,141          1,217          4,908          3,116
     Amortization of intangibles .................................      46,716            -          100,431            -

     In process research and development charge ..................         -              -            4,970            -
                                                                     ---------      ---------      ---------      ---------

          Total operating expenses ...............................      78,981          6,454        180,098         18,989
                                                                     ---------      ---------      ---------      ---------
          Loss from operations ...................................     (51,786)        (6,410)      (134,577)       (18,505)
Interest income ..................................................       7,849             48         12,045            202
Interest expense and other, net ..................................      (5,707)        (5,968)        (7,913)        (8,102)
                                                                     ---------      ---------      ---------      ---------


          Net loss ...............................................   $ (49,644)     $ (12,330)     $(130,445)     $ (26,405)
                                                                     =========      =========      =========      =========

          Basic and diluted net loss per share of common stock ...   $   (0.91)     $   (3.01)     $   (3.06)    $    (6.87)
                                                                     =========      =========      =========      =========

          Weighted-average shares of common stock outstanding ....      54,554          4,123         42,629          3,893
                                                                     ==========     =========      =========      =========

